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                                                                   Exhibit 10.11

                         MANAGEMENT SERVICES AGREEMENT
                         -----------------------------



     THIS MANAGEMENT SERVICES AGREEMENT (this "Agreement") is made and entered into as of September 30, 1999 by and among City Truck Holdings, Inc., a Delaware corporation (the "Company"), Brentwood Private Equity Management LLC, a Delaware limited liability company ("BPEM"), and Aurora Management Partners LLC, a Delaware limited liability company ("AMP").

     WHEREAS, the Company wishes to assure itself of the services of BPEM and AMP as financial consultants upon the terms and conditions set forth in this Agreement, and BPEM and AMP are willing to accept such consultancies;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

     1.  Scope of Services.  BPEM and AMP, through their respective employees,
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affiliates and employees of affiliates, shall provide the Company with consultation and advice in such fields as financial services, accounting, general business management, acquisitions, dispositions, banking and other matters (the "Services"). BPEM and AMP shall, in their reasonable discretion, determine the amount of time to be expended by their respective affiliates and employees in performing such Services. BPEM and AMP shall perform their respective duties hereunder at such times and places as are reasonable, in the reasonable discretion of BPEM or AMP, as the case may be, in the light of the tasks involved. Neither BPEM nor AMP shall be required to comply with any established work schedule, and neither BPEM nor AMP shall be assigned regularly scheduled duties by the Company. The Company shall, in soliciting BPEM's or AMP's advice and requesting BPEM's or AMP's performance of its duties hereunder, give BPEM or AMP, as the case may be, reasonable advance notice of the same in consideration of BPEM's and AMP's other business obligations.

     2.  Compensation.
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     (a) In consideration of the Services to be rendered hereunder, the Company hereby agrees to pay each of BPEM and AMP a fee of $375,000 per annum, to be paid semiannually in advance.

     (b) In addition to the semi-annual fees payable to each of BPEM and AMP under Section 2(a) above, the Company shall (i) pay to each of BPEM and AMP a transaction fee for merger and acquisition Services rendered in connection with acquisitions, sales or dispositions made by or of the Company or any of its affiliates in which the Company has a direct or indirect ownership interest, except for any such transactions effected in the ordinary course of the Company's and its subsidiaries' business for consideration not exceeding $100,000 in any individual or series of related transactions, such fee to equal 0.75% of the aggregate transaction consideration (including debt assumed by the purchaser and current assets retained by the seller
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and including amounts paid or to be paid under noncompete agreements and management, consulting or similar agreements with sellers or personnel of sellers that do not require the individual or entity party thereto to devote more than 20 hours per week to the performance of the contract services) and
(ii) promptly reimburse each of BPEM and AMP for all reasonable out-of-pocket costs and expenses incurred in connection with the performance of their respective obligations under this Agreement. Such costs and expenses include but are not limited to travel, legal fees and costs and accountants' fees and costs. In addition, in recognition of the substantial investment of affiliates of BPEM and AMP in the Company, the Company agrees to reimburse each of BPEM and AMP for all reasonable fees and expenses incurred in connection with their investments (and those of their affiliates) in the Company, including without limitation (A) any requested waivers of any rights of BPEM or any of its affiliates or investors (solely in their capacity as limited partner investors) (collectively, the "BPEM Entities") or AMP or their respective affiliates (collectively, the "AMP Entities") relating to, or the consent of any BPEM Entity or AMP Entity to, contemplated acts of the Company (whether or not granted or obtained); (B) preparation and distribution to BPEM Entities and AMP Entities of financial statements, tax returns and other information or reports relating to such BPEM Entity's or AMP Entity's interest in the Company (including the reasonable fees and costs of accountants and other experts incurred in connection therewith);
(C) customary maintenance and monitoring activities associated with their respective interests in the Company; (D) any sale or other disposition or distribution of any interest in the Company by any BPEM Entity or AMP Entity, including without limitation the sale, reorganization, or recapitalization of the Company itself; and (E) compliance with applicable laws, rules and regulations with respect to the matters in clauses (A) through (D) of this paragraph.

     3.  Term.  Unless earlier terminated as provided in Section 4 below, the
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term of this Agreement shall commence on the date hereof and shall automatically terminate (a) with respect to BPEM, on the date that Brentwood Associates Buyout Fund II, L.P. ("BABF") and its affiliates no longer retain the voting and dispositive power with respect to at least 45% of the total number of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock")
(adjusted to reflect any reverse or forward stock split, stock dividend, recapitalization or similar event occurring following the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of September 3, 1999 (the "Merger Agreement"), by and among QDSP Holdings, Inc., a Delaware corporation, the Company and Fleetpride Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company), that are held by BABF immediately following the consummation of the transactions contemplated by the Merger Agreement and (b) with respect to AMP, on the date that Aurora Equity Partners II, L.P. and Aurora Overseas Equity Partners II,
L.P. (collectively, the "Aurora Funds") and their affiliates no longer retain the voting and dispositive power with respect to at least 45% of the total number of shares of Common Stock (adjusted to reflect any reverse or forward stock split, stock dividend, recapitalization or similar event occurring following the consummation of the transactions contemplated by the Merger Agreement) that are held by the Aurora Funds immediately following the consummation of the transactions contemplated by the Merger Agreement. Any transfer or distribution by BABF or the Aurora Funds or any of their affiliates to any of their other affiliates (other than limited partners) will be ignored for purposes of calculating the 45% referred to in the previous sentence. The expiration of the term of this Agreement with respect to BPEM or AMP, as the case may be, shall not adversely affect
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BPEM's or AMP's right to receive any compensation accrued prior to the date of such termination or any rights to receive reimbursement of any out-of-pocket expenses incurred by BPEM or AMP, as the case may be, prior to the date of such termination. The provisions of Sections 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 shall survive the expiration of the term of this Agreement or any termination of this Agreement.

     4.  Termination for Cause.
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     (a) The Company, by written notice to BPEM authorized by a majority of the directors other than those appointed by BPEM, may terminate this Agreement with respect to BPEM for justifiable cause, which shall mean any of the following events: (i) misappropriation by BPEM of funds or property of the Company; (ii) gross neglect or willful misconduct by BPEM in the fulfillment of its obligations hereunder; or (iii) the conviction of BPEM or any person who is then a managing director (or similar position holder) of BPEM of a felony involving moral turpitude that has become final and not subject to further appeal. The termination of this Agreement with respect to BPEM shall not adversely affect any of AMP's rights under this Agreement.

     (b) The Company, by written notice to AMP authorized by a majority of the directors other than those appointed by AMP, may terminate this Agreement with respect to AMP for justifiable cause, which shall mean any of the following events: (i) misappropriation by AMP of funds or property of the Company; (ii) gross neglect or willful misconduct by AMP in the fulfillment of its obligations hereunder; or (iii) the conviction of AMP or any person who is then a managing director (or similar position holder) of AMP of a felony involving moral turpitude that has become final and not subject to further appeal. The termination of this Agreement with respect to AMP shall not adversely affect any of BPEM's rights under this Agreement.

     5.  Confidential Information.  During the term of this Agreement, BPEM and
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AMP will have access to and become acquainted with confidential information of the Company, including, among other things, customer relationships, processes and compilations of information, records and specifications that are owned by the Company. Neither BPEM nor AMP shall use any of the Company's confidential information in any way that is detrimental to the interests of the Company, directly or indirectly, either during or within one year after a termination of this Agreement with respect to BPEM or AMP, as the case may be. It is agreed that "confidential information" does not include (i) information that is or becomes generally available to the public other than (A) in the case of BPEM, through breach by BPEM of this paragraph 5 and (B) in the case of AMP, through breach of AMP of this paragraph 5, or (ii) information that becomes known to BPEM or AMP from a source not known to BPEM or AMP, as the case may be, to be bound by an obligation of confidentiality with respect thereto.

     6.  Notices.  All notices, demands and requests required under this
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Agreement shall be in writing and shall be deemed to have been given if served personally or sent by registered or certified mail, postage prepaid, or by telegraph or telex addressed to the addressee set forth or such other addresses as either party may designate by notice to the other:
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     If to the Company:      City Truck Holdings, Inc.
                             520 Lake Cook Road
                             Deerfield, Illinois 60015
                             Telecopier No: (847) 444-1097
                             Attn: John J. Greisch

     If to BPEM:             Brentwood Private Equity LLC
                             11150 Santa Monica Boulevard
                             Suite 1200
                             Los Angeles, California 90025
                             Telecopier No: (310) 477-1011
                             Attn: Christopher A. Laurence

     If to AMP:              Aurora Management Partners LLC
                             1800 Century Park East
                             Suite 1000
                             Los Angeles, California 90067
                             Telecopier No: (310) 227-5591
                             Attn: Richard K. Roeder

Notices delivered in person shall be effective when so delivered. Notices delivered by courier shall be effective three business days after delivery by the sender to an air courier of national reputation who guarantees delivery within such three business day period. Telecopied notices shall be effective when receipt is acknowledged telephonically by the addressee or its agent or employee. Notices sent by mail shall be effective five business days after the sender's deposit of such notice in the United States mails, first class postage prepaid.

     7.  Assigns and Successors.  The rights and obligations of the Company
         ----------------------
under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. The rights and obligations of BPEM under this Agreement may be assigned by BPEM in its sole discretion to an affiliate of BPEM, and the rights and obligations of AMP under this Agreement may be assigned by AMP in its sole discretion to an affiliate of AMP.

     8.  Attorneys' Fees.  If any legal proceeding is necessary to enforce or
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interpret the terms of this Agreement, or to recover damages for breach thereof, the prevailing party shall be entitled to reasonable attorneys' fees, as well as costs and disbursements, in addition to any other relief to which such party is entitled.

     9.  Indemnity.  The Company shall indemnify and hold each of BPEM and AMP
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and their respective members, officers, employees, agents and affiliates and the controlling persons, stockholders, affiliates, directors, officers and employees of any of the foregoing (and representatives and agents of any of the foregoing designated by BPEM or AMP from time to time whether before or after the occurrence of the event giving rise to the claim for indemnity) (each such person entitled to indemnity hereunder being referred to as an "Indemnitee") harmless from any and all losses, costs, liabilities and damages (including reasonable attorneys' fees) (collectively, "Expenses") arising out of or connected with, or claimed to arise out of or to be connected with, any act performed or omitted to be performed under this Agreement or otherwise relating to the business or affairs of the Company or its affiliates; provided that the Company will not be required to provide such indemnification if a court of competent jurisdiction has rendered a judgment that is no longer subject to appeal or further review that such Expenses have resulted solely from Indemnitee's gross negligence or willful misconduct. An adverse judgment or plea of nolo contendere shall not, of itself, create a presumption that the Indemnitee was grossly negligent or committed willful misconduct. Expenses incurred in defending any civil or criminal action arising out of or relating to any event or circumstance to which this Section 9
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shall apply shall be paid by the Company upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it be later shown that such Indemnitee was not entitled to indemnification. No Indemnitee shall be liable to the Company or any of its affiliates, stockholders, directors, officers or employees or any affiliates, stockholders, partners, directors, officers, employees, representatives or agents of any of the foregoing or any other person claiming through any of the foregoing for any act or omission by BPEM or AMP, as the case may be, in the performance of its duties hereunder or otherwise in relation hereto unless it has been determined by judgment of a court of competent jurisdiction that is no longer subject to appeal or further review that such act or omission constituted gross negligence or willful misconduct on the part of such Indemnitee.

     10.  Outside Activities of BPEM and AMP.  Each of BPEM and AMP shall be
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entitled to and may have business interests and engage in business activities in addition to the activities contemplated by this Agreement. None of BPEM, AMP, any member, officer, employee or affiliate of BPEM or AMP or any stockholder, director, officer or employee of the foregoing shall have any obligation or duty to offer any investment or business opportunity (other than an opportunity directly involving heavy duty truck parts distribution or service) of any kind to the Company or any of its respective stockholders, directors, officers or employees (under any doctrine of "corporate opportunity" or otherwise), it being expressly understood that BPEM and AMP and their respective members, officers, employees and affiliates and the controlling persons, stockholders, directors, officers and employees of any of the foregoing may make investments in, acquire, or provide management, advisory or consulting services to, entities engaged in businesses similar to the business of the Company without any duty, obligation or liability to the Company or its respective stockholders, directors, officers or employees.

     11.  Amendment; Waiver.  This Agreement may be amended, and any right or
          -----------------
claim hereunder waived, only by a written instrument signed by BPEM, AMP and the Company. Except as provided in Section 9 hereof, nothing in this Agreement, express or implied, is intended to confer upon any third person any rights or remedies under or by reason of this Agreement. No amendment or waiver of this Agreement requires the consent of any individual, partnership, corporation or other entity not a party to this Agreement, except that any amendment of Section 9 shall only operate prospectively as to any Indemnitee provided therein unless such Indemnitee shall have agreed in writing to such amendment.

     12.  Construction.  All Section and paragraph titles or captions contained
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in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of any provision. All terms used in this Agreement include, where appropriate, the singular as well as the plural and the masculine, feminine and neuter genders. The words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Agreement as a whole and not to any particular Section, paragraph or other subdivision; and all Section, paragraph and other subdivision references contained herein refer to Sections, paragraphs and other subdivisions hereof unless another agreement or instrument is specifically referenced. Use herein of the term "or" is not intended to be exclusive, unless the context clearly requires. All
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provisions hereof apply to successive events and transactions. Time is of the essence for each and every term and condition of this Agreement in which time is a factor.

     13.  Severability.  If any term or provision of this Agreement or the
          ------------
application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

     14.  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be considered an original but all of which together shall constitute the same instrument.

     15.  Governing Law.  This Agreement shall in all respects be interpreted,
          -------------
construed and governed by and in accordance with the laws of the State of Delaware, disregarding any conflict of laws provisions that may require the application of the law of another jurisdiction.


                            [signature page follows]
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    CITY TRUCK HOLDINGS, INC.



                                    By:  /s/ John J. Greisch
                                        ----------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                    BRENTWOOD PRIVATE EQUITY MANAGEMENT LLC



                                    By: /s/ Christopher A. Laurence
                                        ----------------------------------
                                    Name:   Christopher A. Laurence
                                    Title:  Managing Member


                                    AURORA MANAGEMENT PARTNERS LLC.



                                    By: /s/ Richard K. Roeder
                                        ----------------------------------
                                    Name:  Richard K. Roeder
                                    Title: Vice President and Secretary